Exhibit B

                         HOLOBEAM, INC.
                            Form 10Q
                       DECEMBER 31, 2003
                   Section 906 Certification

    Certification of Principal Executive Officer pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
    In connection with the Quarterly Report of Holobeam, Inc.
(The Registrant) on Form 10Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, President of the Registrant, certify pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    (2)                           The information contained in
the Report fairly presents, in all respects, the financial condition and results of operations of the Registrant.
    A signed original of this written statement required by
Section 906
has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ Melvin S. Cook
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
February 12, 2004

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                                                      Exhibit B

                         HOLOBEAM, INC.
                            Form 10Q
                       DECEMBER 31, 2003
                   Section 906 Certification

    Certification of Chief Financial Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
    In connection with the Quarterly Report of Holobeam, Inc.
(The Registrant) on Form 10Q for the period ended December 31,
2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, William M. Hackett, Treasurer of the Registrant, certify pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
    (1)                           The Report fully complies with
the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and
    (2)                           The information contained in
the Report fairly presents, in all respects, the financial condition and results of operations of the Registrant.
    A signed original of this written statement required by
Section 906
has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.



/s/ William M. Hackett
WILLIAM H. HACKETT
TREASURER
February 12, 2004

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